 Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

ANGEL OAK FLEXIBLE INCOME FUND
a series of Angel Oak Funds Trust

Class A | Institutional Class

December 3, 2014

Supplement to the
Statement of Additional Information (“SAI”)
dated October 30, 2014

Effective immediately, Keith M. Schappert serves as an Independent Trustee for the Angel Oak Funds Trust (the “Trust).

The following information supplements the “Management — Trustees and Officers” table on page 15 of the SAI:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	1
Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (since 2009) (30 portfolios); Trustee, Met Investors Series Trust (since 2012) (45 portfolios); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (since 2012); Director of Trilogy Global Advisors (investment management) (2009–2011).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (“Independent Trustees”).

The following information supplements the section entitled “Management — Additional Information Concerning the Board of Trustees — Information about Each Trustee’s Qualification, Experience, Attributes or Skills” on page 17 of the SAI:

Mr. Schappert’s Trustee Attributes.
Mr. Schappert has over 40 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The following information supplements the section entitled “Management — Trustee Ownership of Fund Shares and Other Interests” on page 18 of the SAI:

As of December 3, 2014, Mr. Schappert did not beneficially own any shares of the Fund.

The following information supplements the “Management — Compensation” table on page 18 of the SAI:

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
Keith M. Schappert	$7,500	$7,500

Please retain this Supplement with your SAI for future reference.